UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2011

Oak Ridge Financial Services, Inc.

(Exact name of registrant specified in its charter)

North Carolina	000-52640	20-8550086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road, P.O. Box 2, Oak Ridge, North Carolina		27310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (336) 644-9944

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers

At a meeting on June 20, 2011 the Board of Directors of Oak Ridge Financial Services, Inc. awarded restricted stock the Long-Term Stock Incentive Plan to directors. Each of the eight nonemployee directors was awarded restricted stock: 500 shares for Director Boike, 400 for Director Hall, and 350 for each of the other nonemployee directors. The restricted stock awards to nonemployee directors become vested if the directors continue serving for one year. The board also awarded 10,096 shares of restricted stock to Director, President, and CEO Ronald O. Black. The award to Mr. Black becomes vested if he continues serving for two years, but may vest sooner if he dies or becomes disabled or if a change in control occurs. The restricted shares awarded to Mr. Black are not transferable before vesting and remain subject to transfer restrictions thereafter for as long as the company is a participant in the TARP Capital Purchase Program.

The form of restricted stock award under the Long-Term Stock Incentive Plan is attached as an exhibit. The form of Mr. Black’s restricted stock award agreement is also attached as an exhibit, which form is customized to comply with the requirements of the rules of the U.S. Department of the Treasury’s Capital Purchase Program for awards to the most highly compensated employee. The form of stock option award under the Long-Term Stock Incentive Plan is also included as an exhibit. The exhibits are incorporated by reference into this item.

Item 9.01(d) Exhibits

Exhibit 10(xx)	Form of Restricted Stock Award Agreement under the Long-Term Stock Incentive Plan

Exhibit 10(xxi)	Form of Restricted Stock Award Agreement under the Long-Term Stock Incentive Plan for the most highly compensated employee, as defined in the TARP Capital Purchase Program rules

Exhibit 10(xxii)	Form of stock option award agreement under the Long-Term Stock Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Ridge Financial Services, Inc.

Date: June 27, 2011	/s/ Thomas W. Wayne
Thomas W. Wayne
Executive Vice President and Chief Financial Officer

Oak Ridge Financial Services, Inc.

CURRENT REPORT ON FORM 8-K

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

Exhibit 10(xx)	Form of Restricted Stock Award Agreement under the Long-Term Stock Incentive Plan

Exhibit 10(xxi)	Form of Restricted Stock Award Agreement under the Long-Term Stock Incentive Plan for the most highly compensated employee, as defined in the TARP Capital Purchase Program rules

Exhibit 10(xxii)	Form of stock option award agreement under the Long-Term Stock Incentive Plan